UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 18, 2005

First Union Commercial Mortgage Securities, Inc. (as depositor under the Pooling and Servicing Agreement, dated as of August 15, 2001, relating to the First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-53266-03 (Commission File Number)	56-1643598 (IRS Employer Identification No.)
201 South College Street, Charlotte, North Carolina (Address of principal executive offices)	28288-0166 (Zip Code)

Registrant's telephone number, including area code 704-374-6161

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3, which was made on January 18, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on January 18, 2005.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: January 21, 2005
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
Chris Suh 714.259.6266
chris.k.suh@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Mortgage Loan Characteristics
Loan Level Detail
Delinquent Loan Detail
Specially Serviced (Part I) - Loan Detail
Page 2-5

Page 11-13
Page 14-19

Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Realized Loss Detail

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
FUNB01C3
FUNB01C3_200501_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
21-Aug-01
17-Sep-01
15-Aug-11
Parties to The Transaction
Issuer: Wachovia Bank, National Association
Depositor: First Union National Bank
Underwriter: ABN AMRO Incorporated
Master Servicer: Wachovia Bank, National Association
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Fitch Ratings/Standard & Poor's
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.wachovia.com
www.etrustee.net

17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.460951%
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
73
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
336.288300600
14.239098400
0.000000000
322.049202200
1.456128400
Fixed
0.00
0.00
0.000000000
5.19600000%
0.000000000
33736XCT4
A-1
50,000,000.00
16,814,415.03
711,954.92
0.00
16,102,460.11
72,806.42
1000.000000000
0.000000000
0.000000000
1000.000000000
5.150000000
Fixed
0.00
0.00
0.000000000
6.18000000%
0.000000000
33736XCU1
A-2
139,853,000.00
139,853,000.00
0.00
0.00
139,853,000.00
720,242.95
1000.000000000
0.000000000
0.000000000
1000.000000000
5.352500006
Fixed
0.00
0.00
0.000000000
6.42300000%
0.000000000
33736XCV9
A-3
435,531,000.00
435,531,000.00
0.00
0.00
435,531,000.00
2,331,179.68
1000.000000000
0.000000000
0.000000000
1000.000000000
5.473333333
Fixed
0.00
0.00
0.000000000
6.56800000%
0.000000000
33736XCW7
B
33,777,000.00
33,777,000.00
0.00
0.00
33,777,000.00
184,872.78
1000.000000000
0.000000000
0.000000000
1000.000000000
5.532500204
Fixed
0.00
0.00
0.000000000
6.63900000%
0.000000000
33736XCX5
C
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
67,955.70
1000.000000000
0.000000000
0.000000000
1000.000000000
5.600000000
Fixed
0.00
0.00
0.000000000
6.72000000%
0.000000000
33736XCY3
D
23,541,000.00
23,541,000.00
0.00
0.00
23,541,000.00
131,829.60
1000.000000000
0.000000000
0.000000000
1000.000000000
5.690000000
Fixed
0.00
0.00
0.000000000
6.82800000%
0.000000000
33736XCZ0
E
11,259,000.00
11,259,000.00
0.00
0.00
11,259,000.00
64,063.71
1000.000000000
0.000000000
0.000000000
1000.000000000
6.000833673
7.201000000%
0.00
0.00
0.000000000
7.20100000%
0.000000000
33736XDE6
F
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
73,708.24
1000.000000000
0.000000000
0.000000000
1000.000000000
6.082500407
7.299000000%
0.00
0.00
0.000000000
7.29900000%
0.000000000
33736XDG1
G
12,282,000.00
12,282,000.00
0.00
0.00
12,282,000.00
74,705.27
1000.000000000
0.000000000
0.000000000
1000.000000000
6.173105105
7.407733150%
0.00
0.00
0.000000000
7.40772627%
0.000000000
33736XDJ5
H
12,283,000.00
12,283,000.00
0.00
0.00
12,283,000.00
75,824.25
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166802
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDL0
J
18,423,000.00
18,423,000.00
0.00
0.00
18,423,000.00
94,494.64
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166783
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDN6
K
14,330,000.00
14,330,000.00
0.00
0.00
14,330,000.00
73,500.96
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166260
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDQ9
L
6,141,000.00
6,141,000.00
0.00
0.00
6,141,000.00
31,498.21
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDS5
M
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129166395
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDU0
N
6,142,000.00
6,142,000.00
0.00
0.00
6,142,000.00
31,503.34
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.460951%
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
73
REMIC II
Statement Date:
ABN AMRO Acct: 720357.2
1000.000000000
0.000000000
0.000000000
1000.000000000
5.129167074
Fixed
0.00
0.00
0.000000000
6.15500000%
0.000000000
33736XDW6
O
4,094,000.00
4,094,000.00
0.00
0.00
4,094,000.00
20,998.81
966.836275714
0.000000000
0.000000000
966.836275714
4.444583246
Fixed
0.00
)
(11,585.20
)
(0.514481231
6.15500000%
0.000000000
33736XDY2
P
22,518,217.00
21,771,429.06
0.00
0.00
21,771,429.06
100,084.09
958.560142938
0.000000000
0.000000000
957.690669111
0.401545738
0.501137089%
0.00
0.00
0.000000000
0.50268612%
0.000000000
N
33736XDA4
IO-I
818,834,217.00
784,901,844.09
0.00
0.00
784,189,889.17
328,799.39
1000.000000000
0.000000000
0.000000000
1000.000000000
0.712850083
0.855427099%
0.00
0.00
0.000000000
0.85542010%
0.000000000
N
33736XDC0
IO-II
469,425,000.00
469,425,000.00
0.00
0.00
469,425,000.00
334,629.65
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2922
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2930
R-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(11,585.20
818,834,217.00
784,901,844.09
5,545,651.42
Total
784,189,889.17
711,954.92
0.00
4,833,696.50
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.460951%
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
73
Grantor Trust
Statement Date:
ABN AMRO Acct: 720357.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2948
Z-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSG2955
Z-II
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.460951%
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
First Union Commercial Mortgage Securities, Inc.
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
73
Companion
Statement Date:
ABN AMRO Acct: 720357.2
1261.024516515
0.000000000
0.000000000
1268.353012820
0.000000000
Fixed
5,486.79
5,486.79
7.328496305
6.88960000%
7.328496305
COMP-I
748,692.47
944,119.56
0.00
0.00
949,606.35
0.00
1261.024537348
0.000000000
0.000000000
1268.353023295
0.000000000
Fixed
4,844.62
4,844.62
7.328485947
6.88960000%
7.328485947
COMP-II
661,066.97
833,621.67
0.00
0.00
838,466.29
0.00
1255.886707686
0.000000000
0.000000000
1263.056636267
0.000000000
Fixed
3,632.05
3,632.05
7.169928581
6.76760000%
7.169928581
COMP-III
506,567.11
636,190.90
0.00
0.00
639,822.95
0.00
Total P&I Payment
13,963.46
13,963.46
1,916,326.55
2,413,932.13
0.00
Total
2,427,895.59
0.00
0.00
0.00
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,634,723.26
)
(13,963.46
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
5,040,303.02
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
)
(11,585.20
0.00
0.00
0.00
)
(11,585.20
4,997,250.18
)
(1,569.80
0.00
0.00
)
(161,983.90
)
(163,553.71
664,294.74
47,660.18
711,954.92
0.00
0.00
0.00
0.00
0.00
0.00
711,954.92
5,709,205.10
5,545,651.40
787,326,810.67
126
711,954.92
0.00
0
13,963.46
0.00
0
0.00
0
786,628,819.21
126
97,877.21
662,330.84
47,660.18
419,543.22
66,281.63
579,142.68
31,467.63
0.00
0.00
2,889.51
34,357.14
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(31,467.63
4,833,696.48
Interest Not Advanced (
Current Period
)
0.00
419,543.22
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(502,731.37
)
(79,255.76
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
11,585.20
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
11,585.20
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(11,585.20
)
(11,585.20
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
72,806.42
72,806.42
72,806.42
0.00
23.63%
24.57%
30/360
5.196000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
720,242.95
720,242.95
720,242.95
0.00
23.63%
24.57%
30/360
6.180000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
2,331,179.68
2,331,179.68
2,331,179.68
0.00
23.63%
24.57%
30/360
6.423000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
184,872.78
184,872.78
184,872.78
0.00
19.50%
20.27%
30/360
6.568000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
67,955.70
67,955.70
67,955.70
0.00
18.00%
18.70%
30/360
6.639000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
131,829.60
131,829.60
131,829.60
0.00
15.13%
15.70%
30/360
6.720000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
64,063.71
64,063.71
64,063.71
0.00
13.75%
14.26%
30/360
6.828000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
73,708.24
73,708.24
73,708.24
0.00
12.25%
12.70%
30/360
7.201000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
74,705.27
74,705.27
74,705.27
0.00
10.75%
11.13%
30/360
7.299000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
75,824.25
75,824.25
75,824.25
0.00
9.25%
9.56%
30/360
7.407726274%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
94,494.64
94,494.64
94,494.64
0.00
7.00%
7.21%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
73,500.96
73,500.96
73,500.96
0.00
5.25%
5.39%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
31,498.21
31,498.21
31,498.21
0.00
4.50%
4.60%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,998.81
20,998.81
20,998.81
0.00
4.00%
4.08%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
31,503.34
31,503.34
31,503.34
0.00
3.25%
3.30%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
20,998.81
20,998.81
20,998.81
0.00
2.75%
2.78%
30/360
6.155000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
111,669.29
236,699.72
100,084.09
136,615.63
0.00%
0.00%
30/360
6.155000000%
)
(11,585.20
125,030.43
0.00
0.00
0.00
0.00
0.00
0.00
IO-I
30
328,799.39
328,799.39
328,799.39
0.00
NA
NA
30/360
0.502686124%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
IO-II
30
334,629.65
334,629.65
334,629.65
0.00
NA
NA
30/360
0.855420099%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-I
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Z-II
30
0.00
0.00
0.00
0.00
NA
NA
30/360
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,845,281.70
4,970,312.13
4,833,696.50
136,615.63
)
(11,585.20
125,030.43
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 720357.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.79%
1.62%
0.00%
0.00%
0.00%
0.00%
4.76%
8.44%
18-Jan-05
0
0
0
0
0
0
1
12,721,378
0
0
6
66,375,123
0
0
0.79%
1.62%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
4.76%
8.44%
15-Dec-04
1 12,729,466
0
0
0
0
0
0
0
0
6
66,423,715
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
12,740,118
1.62%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.97%
6.86%
15-Nov-04
0
0
0
0
0
0
0
0
0
0
5
54,058,337
0
0
0.00%
0.00%
0.79%
1.62%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.17%
6.69%
15-Oct-04
0
0
1
12,748,087
0
0
0
0
0
0
4
52,796,993
0
0
0.79%
1.62%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
2.38%
5.08%
15-Sep-04
1 12,758,625
0
0
0
0
0
0
0
0
3
40,086,451
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.17%
5.24%
16-Aug-04
0
0
0
0
0
0
0
0
0
0
4
41,416,991
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,402,071
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jul-04
0
0
0
0
0
0
0
0
0
0
4
41,546,014
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,403,374
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
15-Jun-04
0
0
0
0
0
0
0
0
0
0
4
41,584,260
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,404,380
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
5.24%
17-May-04
0
0
0
0
0
0
0
0
0
0
4
41,613,487
0
0
0.00%
0.00%
0.00%
0.00%
1
0.79%
1,405,669
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Apr-04
0
0
0
0
0
0
0
0
0
0
4
12,223,204
0
0
0.79%
0.16%
0.00%
0.00%
1
0.79%
1,406,659
0.18%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.15%
1.54%
15-Mar-04
1
1,306,838
0
0
0
0
0
0
0
0
4
12,231,173
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,824,824
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
17-Feb-04
1
1,308,287
0
0
0
0
0
0
0
0
5
16,661,170
0
0
0.00%
0.00%
0.78%
0.16%
2
1.56%
5,828,155
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.08%
15-Jan-04
0
0
1
1,309,175
0
0
0
0
0
0
5
16,671,347
0
0
0.78%
0.16%
0.00%
0.00%
2
1.56%
5,831,463
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.13%
1.95%
15-Dec-03
1
1,310,058
0
0
0
0
0
0
0
0
4
15,617,709
0
0
0.78%
0.13%
0.78%
0.16%
2
1.56%
5,836,057
0.73%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
3.91%
2.11%
17-Nov-03
1
1,065,024
1
1,311,210
0
0
0
0
0
0
5
16,941,442
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Series 2001-C3
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 720357.2
Commercial Mortgage Pass-Through Certificates
18-Jan-05
126
100.80%
786,628,819
96.07%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
73
306
7.46%
7.41%
0
0
0
0
15-Dec-04
126
100.80%
787,326,811
96.15%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
74
307
7.46%
7.41%
0
0
0
0
15-Nov-04
126
100.80%
788,181,467
96.26%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
75
308
7.71%
7.65%
0
0
0
0
15-Oct-04
126
100.80%
788,869,543
96.34%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
76
309
7.46%
7.41%
0
0
0
0
15-Sep-04
126
100.80%
789,714,659
96.44%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
77
310
7.71%
7.65%
0
0
0
0
16-Aug-04
126
100.80%
790,392,945
96.53%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.79%
1,402,071
0.18%
1
0.79%
693,571
0.09%
78
311
7.71%
7.65%
0
0
0
0
15-Jul-04
127
101.60%
792,468,971
96.78%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
79
312
7.46%
7.41%
0
0
0
0
15-Jun-04
127
101.60%
793,301,803
96.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
80
313
7.71%
7.65%
0
0
0
0
17-May-04
127
101.60%
793,966,513
96.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
81
314
7.46%
7.41%
0
0
0
0
15-Apr-04
127
101.60%
794,789,448
97.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
82
315
7.71%
7.65%
0
0
0
0
15-Mar-04
127
101.60%
795,444,659
97.14%
0.00%
0.00%
0
0.00%
0
0.00%
1
0.78%
4,416,599
0.55%
1
0.78%
53,258
0.01%
83
316
7.47%
7.41%
1
498,344
0
0
17-Feb-04
128
102.40%
800,837,888
97.80%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
84
317
7.47%
7.41%
0
0
0
0
15-Jan-04
128
102.40%
801,485,034
97.88%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
85
318
7.71%
7.66%
0
0
0
0
15-Dec-03
128
102.40%
802,127,148
97.96%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
86
319
7.47%
7.41%
0
0
0
0
17-Nov-03
128
102.40%
802,929,403
98.06%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
87
320
7.71%
7.66%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
31-Dec-04
15-Feb-05
15-Dec-04
18-Jan-05
18-Jan-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
32
38,381,963
4.88
84
7.62
1.20
%
0 to
2,000,000
%
28
82,608,101
10.50
80
7.43
1.41
%
2,000,000 to
4,000,000
%
23
115,394,472
14.67
68
7.58
1.31
%
4,000,000 to
6,000,000
%
14
100,946,600
12.83
82
7.46
1.41
%
6,000,000 to
8,000,000
%
6
52,404,418
6.66
75
7.34
1.40
%
8,000,000 to 10,000,000
%
16
202,389,178
25.73
75
7.49
1.24
%
10,000,000 to 15,000,000
%
1
15,240,559
1.94
75
7.50
1.74
%
15,000,000 to 20,000,000
%
2
43,261,789
5.50
74
7.12
2.63
%
20,000,000 to 25,000,000
%
1
25,318,068
3.22
78
7.63
1.70
%
25,000,000 to 30,000,000
%
1
33,330,550
4.24
77
7.60
1.01
%
30,000,000 to 35,000,000
%
2
77,353,121
9.83
48
7.32
1.28
%
35,000,000 to 40,000,000
%
0
0
0.00
0
0.00
0.00
%
40,000,000 &
Above
%
39,705,307
640,691
786,628,819
126
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
6,243,086
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
2
26,404,526
3.36
76
6.62
1.57
%
6.500%
%
to
6.750%
15
62,589,634
7.96
64
6.98
1.06
%
6.751%
%
to
7.000%
18
87,100,069
11.07
74
7.20
1.49
%
7.001%
%
to
7.250%
31
274,055,558
34.84
66
7.38
1.43
%
7.251%
%
to
7.500%
31
233,154,867
29.64
78
7.61
1.47
%
7.501%
%
to
7.750%
20
66,611,462
8.47
84
7.85
1.40
%
7.751%
%
to
8.000%
3
6,270,282
0.80
99
8.15
1.42
%
8.001%
%
to
8.250%
4
25,273,380
3.21
81
8.40
0.81
%
8.251%
%
to
8.500%
2
5,169,039
0.66
116
8.70
0.42
%
8.501%
%
to
8.750%
0
0
0.00
0
0.00
0.00
%
8.751%
%
&
Above
126
786,628,819
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
6.600%
8.720%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
71,522,268
9.09
73
7.67
2.03
%
%
to
0
80
3
3,742,002
0.48
106
6.91
0.97
%
%
to
81
110
0
0
0.00
0
0.00
0.00
%
%
to
111
140
2
3,017,459
0.38
174
8.06
1.14
%
%
to
141
200
1
2,435,808
0.31
216
7.90
1.04
%
%
&
201
Above
216
15
14
80,717,537
Minimum Remaining Term
Maximum Remaining Term
10.26%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
8
66,325,236
8.43
18
7.36
1.14
%
%
0
to
60
101
626,053,698
79.59
76
7.43
1.37
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
1
4,120,939
0.52
127
8.72
0.53
%
%
121
to
150
1
6,605,068
0.84
161
8.44
1.01
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
1
2,806,341
0.36
216
7.75
1.00
%
%
211
to
240
0
0
0.00
0
0.00
0.00
%
%
241
& Above
216
14
112
705,911,283
Minimum Remaining Term
Maximum Remaining Term
%
89.74

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
31-Dec-04
15-Feb-05
15-Dec-04
18-Jan-05
18-Jan-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
5
30,895,144
3.93
70
7.84
0.56
%
%
0.001 0.750
2
23,704,599
3.01
72
8.00
0.83
%
%
0.751 0.875
11
46,870,512
5.96
86
7.21
0.97
%
%
0.876 1.000
10
77,340,224
9.83
87
7.54
1.04
%
%
1.001 1.125
16
106,239,106
13.51
49
7.43
1.19
%
%
1.126 1.250
20
87,299,985
11.10
76
7.44
1.32
%
%
1.251 1.375
21
165,422,890
21.03
75
7.45
1.44
%
%
1.376 1.500
16
92,495,023
11.76
76
7.51
1.56
%
%
1.501 1.625
8
80,967,620
10.29
76
7.28
1.69
%
%
1.626 1.750
5
31,525,716
4.01
75
7.35
1.83
%
%
1.751 1.875
0
0
0.00
0
0.00
0.00
%
%
1.876 2.000
6
15,988,141
2.03
74
7.46
2.15
%
%
2.001 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 3.000
1
23,096,437
2.94
72
7.58
3.50
%
%
3.001 & Above
5
4,783,422
0.61
65
7.48
0.00
%
%
Unknown
3.500
0.410
126
786,628,819
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
Less than zero
0
0
0.00
0
0.00
0.00
%
%
0.001 0.750
4
6,548,343
0.83
153
7.27
0.98
%
%
0.751 1.000
32
213,944,390
27.20
70
7.63
1.24
%
%
1.001 1.250
84
532,972,301
67.75
74
7.40
1.38
%
%
1.251 1.500
1
2,334,631
0.30
79
7.93
1.51
%
%
1.501 1.750
1
5,293,787
0.67
15
7.00
1.24
%
%
1.751 2.000
1
23,096,437
2.94
72
7.58
3.50
%
%
2.001 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 2.500
0
0
0.00
0
0.00
0.00
%
%
2.501 2.750
0
0
0.00
0
0.00
0.00
%
%
2.751 & Above
3
2,438,930
0.31
56
6.91
0.00
%
%
Unknown
2.080
1.000
126
786,628,819 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
20
111,325,086
14.15
73
7.53
1.51
%
%
Texas
16
110,223,745
14.01
73
7.39
0.99
%
%
Florida
9
89,659,803
11.40
76
7.41
1.40
%
%
CMBS Certificate
3
66,969,314
8.51
41
7.42
1.43
%
%
Pennsylvania
4
45,987,068
5.85
84
7.57
1.09
%
%
Michigan
10
43,446,662
5.52
86
7.55
1.37
%
%
Maryland
2
43,261,789
5.50
74
7.12
2.63
%
%
North Carolina
5
35,005,545
4.45
78
7.29
1.39
%
%
Illinois
9
34,032,524
4.33
59
7.18
1.44
%
%
New York
6
22,773,305
2.90
77
7.75
1.46
%
%
Nevada
4
15,772,526
2.01
75
7.73
1.44
%
%
New Jersey
4
15,710,239
2.00
70
8.23
0.98
%
%
Washington
1
14,339,995
1.82
77
7.60
1.23
%
%
Wisconsin
2
13,469,572
1.71
77
7.42
1.46
%
%
Virginia
3
13,417,433
1.71
75
7.34
1.60
%
%
District of Columbia
2
12,662,750
1.61
76
7.39
1.42
%
%
Iowa
1
12,415,871
1.58
77
7.75
1.43
%
%
Massachusetts
2
9,927,010
1.26
77
7.19
1.48
%
%
Arizona
2
9,243,939
1.18
75
7.28
1.26
%
%
Ohio
2
8,951,389
1.14
75
7.35
1.47
%
%
West Virginia
3
8,262,054
1.05
148
8.12
0.93
%
%
Minnesota
2
6,851,178
0.87
76
7.43
1.60
%
%
Indiana
2
6,544,204
0.83
76
7.74
1.35
%
%
Missouri
1
5,437,184
0.69
78
7.75
1.48
%
%
Mississippi
1
5,323,672
0.68
78
7.83
1.18
%
%
Colorado
2
5,004,037
0.64
77
7.68
1.22
%
%
Alabama
1
4,637,187
0.59
77
7.22
0.72
%
%
Georgia
1
3,572,559
0.45
76
7.25
1.66
%
%
Maine
1
3,214,773
0.41
75
7.00
0.93
%
%
Kansas
1
2,284,095
0.29
78
7.32
1.55
%
%
Oregon
1
2,135,919
0.27
77
7.88
1.05
%
%
Arkansas
1
2,009,448
0.26
77
7.22
1.42
%
%
South Carolina
1
1,594,865
0.20
168
8.00
1.13
%
%
Tennessee
1
1,162,079
0.15
75
7.75
1.37
%
%
100.00
786,628,819
126
%

First Union Commercial Mortgage Securities, Inc.
Mortgage Loan Characteristics
ABN AMRO Acct: 720357.2
Series 2001-C3
Commercial Mortgage Pass-Through Certificates
Wachovia Bank, National Association, as Servicer
31-Dec-04
15-Feb-05
15-Dec-04
18-Jan-05
18-Jan-05
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Multifamily
35
239,143,383
30.40
63
7.47
1.11
%
%
Retail
43
202,131,907
25.70
85
7.43
1.43
%
%
Office
19
138,546,672
17.61
77
7.40
1.45
%
%
Industrial
13
83,116,106
10.57
76
7.53
1.39
%
%
Mixed use
9
53,970,941
6.86
68
7.56
1.28
%
%
Self storage
2
29,321,500
3.73
75
7.50
1.78
%
%
Lodging
1
23,096,437
2.94
72
7.58
3.50
%
%
Mobile home park
3
16,003,240
2.03
65
7.30
1.23
%
%
Other
1
1,298,633
0.17
69
7.85
1.10
%
%
786,628,819
126
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
111
716,548,888
91.09
72
7.49
1.43
%
%
Full Amortizing
6
9,045,271
1.15
153
7.69
1.06
%
%
IO/Amortizing/Balloon
6
58,595,730
7.45
75
7.12
1.07
%
%
Other
3
2,438,930
0.31
56
6.91
0.00
%
%
786,628,819
126
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
%
%
0.00
0
to
12
0
0
0.00
0
0.00
%
%
0.00
13
to
24
0
0
0.00
0
0.00
%
%
0.00
25
to
36
122
760,461,968
96.67
73
1.41
%
%
7.44
37
to
48
4
26,166,851
3.33
84
0.90
%
%
8.09
49
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
72
0
0
0.00
0
0.00
%
%
0.00
73
to
84
0
0
0.00
0
0.00
%
%
0.00
85
to
96
0
0
0.00
0
0.00
%
%
0.00
97
to
108
0
0
0.00
0
0.00
%
%
0.00
109
to
120
0
0
0.00
0
0.00
%
%
0.00
121
or
More
126
786,628,819
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2005
7
59,414,371
7.55
15
7.39
1.09
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
2
7,753,156
0.99
39
7.03
1.39
%
%
2008
0
0
0.00
0
0.00
0.00
%
%
2009
3
21,921,951
2.79
69
7.96
0.96
%
%
2010
105
674,811,725
85.79
76
7.44
1.45
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
3
3,742,002
0.48
106
6.91
0.97
%
%
2013
0
0
0.00
0
0.00
0.00
%
%
2014
1
4,120,939
0.52
127
8.72
0.53
%
%
2015
5
14,864,676
1.89
183
8.14
1.04
%
%
2016 & Greater
100.00
786,628,819
126
%

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
FL
7.30000%
1-Aug-11
FUNB01CH
Retail
1.40
39,705,307
281,084
1
31-Dec-03
7.35000%
1-Apr-06
FUNB01CH
Multifamily
1.16
37,647,814
268,699
2
31-Dec-03
PA
7.60000%
1-Jun-11
FUNB01CH
Multifamily
1.01
33,330,550
242,890
B
3
31-Dec-03
CA
7.62500%
1-Jul-11
FUNB01CH
Office
1.70
25,318,068
184,734
4
31-Dec-03
MD
7.57600%
1-Jan-11
FUNB01CG
Lodging
3.50
23,096,437
180,282
5
31-Dec-03
MD
6.60000%
1-May-11
FUNB01CH
Office
1.63
20,165,352
134,118
6
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.74
15,240,559
119,074
7
31-Dec-03
TX
7.27300%
1-May-11
FUNB01CH
Retail
1.41
14,013,207
104,270
8
31-Dec-03
FL
7.50000%
1-Mar-11
FUNB01CH
Mixed use
1.48
14,370,945
104,043
9
31-Dec-03
7.50000%
1-Apr-11
FUNB01CH
Self storage
1.83
14,080,941
110,014
10
31-Dec-03
WA
7.60100%
1-Jun-11
FUNB01CH
Industrial
1.23
14,339,995
104,509
11
31-Dec-02
FL
7.52000%
1-Aug-11
FUNB01CH
Multifamily
1.49
14,307,204
103,336
12
31-Dec-03
NC
7.18000%
1-Apr-11
FUNB01CH
Retail
1.53
14,199,337
99,786
13
25-Aug-03
TX
7.44000%
1-May-11
FUNB01CH
Multifamily
0.95
12,721,378
89,641
9
14
31-Dec-03
TX
7.51000%
1-Jan-11
FUNB01CH
Mixed use
0.51
12,405,419
90,105
15
31-Dec-03
IA
7.75000%
1-Jun-11
FUNB01CH
Office
1.43
12,415,871
91,701
16
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.97
12,308,514
85,108
17
31-Dec-03
NJ
8.32700%
1-Oct-10
FUNB01CH
Multifamily
0.85
12,325,075
99,746
18
31-Dec-03
CA
7.41000%
1-Jun-11
FUNB01CH
Multifamily
1.28
12,093,923
86,633
19
31-Dec-03
CA
7.65000%
1-Apr-11
FUNB01CH
Office
0.81
11,379,524
83,439
20
31-Dec-03
FL
7.61000%
1-Jul-11
FUNB01CH
Industrial
1.38
11,154,248
81,278
21
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.07
10,269,234
71,007
22
31-Dec-03
MI
7.50800%
1-May-11
FUNB01CH
Retail
1.48
10,004,363
72,355
23
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
MI
7.32400%
1-Mar-11
FUNB01CH
Office
1.61
9,450,894
67,346
24
31-Dec-03
VA
7.35000%
1-Apr-11
FUNB01CH
Retail
1.57
8,881,023
63,385
25
31-Dec-03
NY
7.80000%
1-Jun-11
FUNB01CH
Retail
1.57
8,830,136
65,508
26
31-Dec-03
MA
7.15000%
1-Jun-11
FUNB01CH
Office
1.37
8,689,892
60,787
27
31-Dec-03
NC
7.42000%
1-Nov-10
FUNB01CH
Multifamily
1.11
8,298,243
64,941
28
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
1.12
8,254,230
57,075
29
31-Dec-03
AZ
7.23000%
1-Apr-11
FUNB01CH
Industrial
1.22
7,792,154
55,010
30
31-Dec-03
MI
7.92400%
1-Jul-11
FUNB01CH
Office
1.55
7,757,490
58,132
31
31-Dec-03
WI
7.61800%
1-Jul-11
FUNB01CH
Mobile home park
1.18
7,687,181
56,055
32
31-Dec-03
TX
6.99000%
1-Apr-11
FUNB01CH
Multifamily
0.98
7,525,916
52,039
33
31-Dec-03
NC
7.27000%
1-May-11
FUNB01CH
Office
1.49
7,516,457
52,632
34
31-Dec-03
NV
7.86000%
1-Jun-11
FUNB01CH
Industrial
1.51
7,474,907
55,750
35
31-Dec-03
OH
7.37000%
1-Apr-11
FUNB01CH
Retail
1.48
7,385,968
52,811
36
31-Dec-03
DC
7.50000%
1-Jun-11
FUNB01CH
Office
1.29
7,261,351
52,441
37
31-Dec-03
CA
7.37000%
1-Mar-11
FUNB01CH
Mixed use
2.16
7,187,382
51,430
38
31-Dec-02
PA
7.19000%
1-May-11
FUNB01CH
Industrial
1.36
7,045,125
49,502
39
31-Dec-03
WV
8.44000%
1-Jun-18
FUNB01CH
Retail
1.01
6,605,068
61,791
40
31-Dec-03
NY
7.40700%
1-Jul-11
FUNB01CH
Industrial
1.52
6,779,321
48,500
41
31-Dec-03
CA
7.54000%
1-Jun-11
FUNB01CH
Multifamily
1.57
6,689,106
48,435
B
42
31-Dec-03
IL
6.68700%
1-Apr-11
FUNB01CH
Office
1.37
6,239,174
41,887
43
31-Dec-03
CA
7.39000%
1-May-11
FUNB01CH
Retail
1.75
5,799,847
41,502
44
31-Dec-03
CA
7.37500%
1-May-11
FUNB01CH
Retail
1.66
5,799,155
41,441
B
45
31-Dec-03
WI
7.15000%
1-Apr-11
FUNB01CH
Retail
1.83
5,782,391
40,524
46
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
IL
7.45000%
1-May-11
FUNB01CH
Industrial
1.58
5,705,890
41,052
47
31-Dec-03
TX
8.50000%
1-Mar-06
FUNB01CH
Multifamily
0.41
5,683,624
44,905
48
31-Dec-02
IN
7.74000%
1-May-11
FUNB01CH
Retail
1.41
5,573,285
41,154
49
25-Dec-03
CA
7.30000%
1-May-06
FUNB01CH
Mixed use
1.18
5,505,893
39,078
50
31-Dec-03
MO
7.75100%
1-Jul-11
FUNB01CH
Office
1.48
5,437,184
40,123
51
31-Dec-03
DC
7.25000%
1-Apr-11
FUNB01CH
Retail
1.60
5,401,398
38,202
B
52
31-Dec-03
IL
7.00000%
1-Apr-06
FUNB01CH
Multifamily
1.24
5,293,787
36,592
53
31-Dec-03
MS
7.83000%
1-Jul-11
FUNB01CH
Mixed use
1.18
5,323,672
39,563
54
31-Dec-03
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.37
5,295,092
38,999
55
31-Dec-03
FL
7.00000%
1-Apr-08
FUNB01CH
Mobile home park
1.49
5,101,286
35,261
56
31-Dec-03
TX
7.58000%
1-Jul-11
FUNB01CH
Multifamily
1.32
5,091,037
36,997
57
31-Dec-03
MI
7.45000%
1-Apr-11
FUNB01CH
Industrial
1.20
4,726,992
36,787
58
31-Dec-03
AL
7.22000%
1-Jun-11
FUNB01CH
Multifamily
0.72
4,637,187
32,647
59
PA
1-Jun-11
FUNB01CH
Office
1-Mar-04
60
31-Dec-03
CA
7.78000%
1-Jul-11
FUNB01CH
Industrial
1.30
4,336,083
32,080
61
31-Dec-03
TX
7.67000%
1-Mar-11
FUNB01CH
Multifamily
1.24
4,303,699
31,635
62
31-Dec-03
MI
8.15000%
1-Apr-11
FUNB01CH
Multifamily
1.50
4,176,637
32,003
63
31-Dec-03
CA
7.70000%
1-Apr-11
FUNB01CH
Industrial
1.33
4,152,823
30,586
64
31-Dec-03
CA
7.23000%
1-Apr-11
FUNB01CH
Retail
1.79
4,098,596
28,935
65
31-Dec-03
TX
8.72000%
1-Aug-15
FUNB01CH
Multifamily
0.53
4,120,939
33,344
66
31-Dec-03
TX
7.72400%
1-Jul-11
FUNB01CH
Office
0.74
4,047,975
29,800
67
31-Dec-03
MN
7.25000%
1-Apr-11
FUNB01CH
Office
1.84
3,978,709
28,140
68
30-Dec-03
NY
7.92900%
1-Jun-11
FUNB01CH
Mixed use
1.32
3,836,434
28,788
69
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
NV
7.37500%
1-Mar-11
FUNB01CH
Retail
1.83
3,585,079
27,773
70
31-Dec-03
NV
7.76000%
1-Mar-11
FUNB01CH
Retail
1.01
3,629,316
26,891
71
31-Dec-03
GA
7.25000%
1-May-11
FUNB01CH
Retail
1.66
3,572,559
25,241
72
20-Dec-03
NC
7.12500%
1-May-11
FUNB01CH
Multifamily
1.38
3,568,913
24,928
73
31-Dec-03
VA
7.25000%
1-Apr-11
FUNB01CH
Retail
1.73
3,375,874
23,876
74
31-Dec-03
IL
7.41000%
1-May-11
FUNB01CH
Retail
1.30
3,372,179
24,174
75
31-Dec-03
CA
7.40000%
1-Mar-11
FUNB01CH
Multifamily
1.29
3,257,809
23,375
76
31-Dec-03
IL
7.51000%
1-May-11
FUNB01CH
Retail
1.25
3,241,310
23,447
77
31-Dec-03
ME
7.00000%
1-Apr-11
FUNB01CH
Mobile home park
0.93
3,214,773
22,221
78
31-Dec-03
PA
7.78000%
1-Jul-11
FUNB01CH
Retail
1.36
3,175,586
23,495
79
31-Dec-03
IL
7.25000%
1-Mar-11
FUNB01CH
Retail
1.62
3,028,176
21,434
80
31-Dec-03
CA
7.25000%
1-Mar-11
FUNB01CH
Industrial
2.27
2,891,320
20,465
81
31-Dec-03
MN
7.68000%
1-Jul-11
FUNB01CH
Retail
1.26
2,872,470
21,063
82
31-Dec-03
MI
7.75000%
15-Jan-23
FUNB01CH
Retail
1.00
2,806,341
22,373
83
31-Dec-03
TX
7.25000%
1-May-11
FUNB01CH
Retail
1.29
2,811,701
19,865
84
31-Dec-03
TX
7.39500%
1-May-11
FUNB01CH
Retail
1.35
2,716,369
19,446
85
31-Dec-03
IL
7.60000%
1-May-11
FUNB01CH
Office
2.03
2,711,047
19,770
86
31-Dec-03
CO
7.46000%
1-May-11
FUNB01CH
Multifamily
0.97
2,669,406
19,223
87
31-Dec-03
TX
7.09300%
1-May-08
FUNB01CH
Multifamily
1.20
2,651,870
18,468
88
31-Dec-03
PA
7.90000%
1-Jan-23
FUNB01CH
Retail
1.04
2,435,808
21,324
89
31-Dec-03
CO
7.93000%
1-Aug-11
FUNB01CH
Mixed use
1.51
2,334,631
17,493
90
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.21
2,317,023
15,967
91
31-Dec-03
KS
7.32000%
1-Jul-11
FUNB01CH
Multifamily
1.55
2,284,095
16,212
92
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
IL
7.00000%
1-Jul-06
FUNB01CH
Multifamily
1.47
2,123,938
14,637
93
31-Dec-03
OR
7.87500%
1-Jun-11
FUNB01CH
Office
1.05
2,135,919
15,952
94
31-Dec-03
AR
7.22000%
1-Jun-11
FUNB01CH
Multifamily
1.42
2,009,448
14,147
95
31-Dec-03
NJ
7.87000%
1-May-11
FUNB01CH
Retail
1.52
1,843,402
13,770
96
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CA
Retail
0.97
1,448,630
18,320
97
31-Dec-03
CA
7.50000%
1-Apr-11
FUNB01CH
Retail
1.68
1,696,206
12,271
98
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Mixed use
1.29
1,685,983
12,473
99
30-Dec-03
SC
8.00000%
15-Jan-19
FUNB01CH
Retail
1.13
1,594,865
15,111
100
31-Dec-03
TX
7.85000%
15-Oct-10
FUNB01CH
Other
1.10
1,298,633
20,226
101
31-Dec-03
OH
7.25000%
1-Jun-11
FUNB01CH
Retail
1.42
1,565,421
11,051
102
31-Dec-03
MI
6.94200%
1-Nov-13
FUNB01CC
Retail
0.96
1,279,087
16,176
103
31-Dec-03
FL
7.50000%
1-Mar-11
FUNB01CH
Multifamily
1.30
1,545,263
11,187
104
31-Dec-03
FL
7.37500%
1-Mar-11
FUNB01CH
Multifamily
1.17
1,519,544
10,878
105
30-Dec-03
NC
8.12500%
1-Jan-20
FUNB01CH
Retail
1.15
1,422,594
13,249
106
31-Dec-03
AZ
7.55000%
1-May-11
FUNB01CH
Retail
1.47
1,451,785
10,540
107
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Industrial
1.50
1,422,155
11,330
108
31-Dec-03
NY
7.87500%
1-Mar-11
FUNB01CH
Mixed use
2.02
1,320,583
13,371
109
NC
1-Jul-11
FUNB01CH
Mobile home park
1-Aug-04
110
FL
7.62500%
1-Apr-11
FUNB01CH
Multifamily
0.00
1,296,392
9,484
B
111
31-Dec-03
MA
7.50000%
30-Apr-11
FUNB01CH
Multifamily
2.24
1,237,118
8,950
112
31-Dec-03
WV
6.82000%
1-Nov-13
FUNB01CE
Retail
0.98
1,014,284
12,765
113
31-Dec-03
CA
7.86000%
1-May-11
FUNB01CH
Retail
1.58
1,164,168
8,688
114
31-Dec-03
TN
7.75000%
1-Apr-11
FUNB01CH
Office
1.37
1,162,079
8,597
115
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
31-Dec-03
VA
7.58000%
1-Apr-11
FUNB01CH
Office
1.43
1,160,537
8,456
116
31-Dec-03
NV
7.87500%
1-Feb-11
FUNB01CH
Multifamily
1.06
1,083,224
8,121
117
NY
8.62500%
1-Mar-11
FUNB01CH
Office
0.00
1,048,100
8,934
118
31-Dec-03
NY
7.87000%
1-Mar-11
FUNB01CH
Retail
1.50
958,732
8,698
119
31-Dec-03
IN
7.75000%
1-Jul-11
FUNB01CH
Multifamily
0.99
970,919
7,164
120
31-Dec-03
CA
7.75000%
1-Apr-11
FUNB01CH
Retail
0.94
911,264
6,741
121
31-Dec-03
NJ
7.62500%
1-Apr-11
FUNB01CH
Multifamily
1.22
870,711
6,370
122
31-Dec-03
NJ
8.20000%
1-May-11
FUNB01CH
Office
1.53
671,051
5,160
123
31-Dec-03
FL
8.37500%
1-Apr-11
FUNB01CH
Multifamily
1.32
659,614
5,153
124
31-Dec-03
CA
8.00000%
1-Mar-11
FUNB01CH
Retail
2.20
640,691
5,210
125
MI
6.94200%
1-Aug-11
FUNB01CB
Retail
0.00
953,938
0
126
MI
6.94200%
1-Apr-06
FUNB01CD
Retail
0.00
842,291
0
127
WV
6.82000%
1-Jun-11
FUNB01CF
Retail
0.00
642,702
0
128
786,628,819
5,755,147
0
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Dec-04
241,499.91
241,499.91
0.00
23-Apr-04
B
3
1-Oct-04
89,111.07
267,331.99
0.00
8-Oct-04
4-Jan-05
9
14
1-Dec-04
48,156.01
48,156.01
0.00
B
42
1-Dec-04
41,029.41
41,029.41
0.00
B
45
1-Dec-04
37,976.63
37,976.63
0.00
B
52
1-Dec-04
9,430.38
9,430.38
0.00
27-Oct-04
B
111
467,203.40
645,424.32
Total
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Amort.
Statement Date:
Loan
Status
Code(1)
27-Oct-04
1,296,392
75
316
FL
7.63%
1-Apr-11
Multifamily
1,297,358
Not Avail.
Not Avail. Not Avail.
B
111
15-Dec-03
1,048,100
74
255
NY
8.63%
1-Mar-11
Office
1,048,100
Not Avail.
Not Avail. Not Avail.
118
8-Oct-04
12,721,378
76
320
TX
7.44%
1-May-11
Multifamily
12,748,087
1,027,276
0.95 25-Aug-03
9
14
8-Oct-04
12,405,419
72
313
TX
7.51%
1-Jan-11
Mixed use
12,405,419
552,681
0.51 31-Dec-03
15
23-Apr-04
33,330,550
77
318
PA
7.60%
1-Jun-11
Multifamily
33,355,148
2,955,649
1.01 31-Dec-03
B
3
20-Oct-03
5,573,285
76
317
IN
7.74%
1-May-11
Retail
5,573,285
696,174
1.41 31-Dec-02
49
66,375,123
66,427,397
6
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
Other/TBD
The loan was transferred to Lennar for monitoring after the Borrower requested debt relief because the Property is having cash flow problems due to structural damage from hurricanes Frances and Jeanne. The loan is current and the Borrower is paying on time.
111
Other/TBD
Loan is current. Counsel retained to research and potentially intervene in the litigation between named borrower (sponsor is Iris Devereaux)
and property owner (sponsor Nicolas Filas) to whom property was transferred in 2001 without lender consent. Counsel contacted court and determined that a trail date still has not been set.
118
REO
Borrower is unwilling to fund debt service going forward. Loan is due for the 08/11/2004 payment date. Borrower is marketing the property for sale with CBRE. Foreclosure has been filed, expected foreclosure date is January 6, 2005.
14
15
Other/TBD
Borrower will be coming to meet with Lender representatives in Miami to discuss property and loan. Borrower wants to pay loan off with a waiver of the prepayment premium, indicating they can no longer justify funding the shortfall in cash flow to cover debt service and invest new funds for capital improvement needs.
3
Other/TBD
Received notification October 27, 2004 that the TIC the borrowers put into place has been merged into and with our original borrower. A recommendation for a consent to the change in ownership has been approved and a consent document is being prepared. The ownership of the partnership is now Gersten 50%, Swolsky 25% and Swolsky's ex-wife's Trust 25%.
49
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank
N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

First Union Commercial Mortgage Securities, Inc.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
18-Jan-05
18-Jan-05
15-Dec-04
15-Feb-05
31-Dec-04
Wachovia Bank, National Association, as Servicer
Commercial Mortgage Pass-Through Certificates
Series 2001-C3
ABN AMRO Acct: 720357.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
200408
1,402,071.19
925,000.00
216,500.22
708,499.78
693,571.41
65.97%
50.53%
19-Mar-01
1,800,000.00
110
200403
4,416,599.25
4,967,194.67
603,853.36
4,363,341.31
53,257.94
112.47%
98.79%
20-Apr-01
5,900,000.00
60
5,818,670.44
5,892,194.67
820,353.58
5,071,841.09
746,829.35
Current Total
Cumulative
17-Jan-2005 - 08:14 (G292-G295, G624-G642) (c) 2005 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..